EXHIBIT 99.2

CSI

CHARMING SHOPPES, INC.

LANE BRYANT

FASHION BUG.

CATHERINES PLUS SIZES

Crosstown Traders, Inc.

CIBC World Markets
  6th Annual Consumer
Growth Conference
July 11, 2006

Dorrit J. Bern
Chairman, CEO and President

Eric M. Specter
Executive Vice President and
 Chief Financial Officer

Steven R. Wishner
Sr. Vice President
Finance, Strategy and Business Development

Gayle M. Coolick
Director, Investor Relations

Forward-Looking Statements
This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to implement the Company’s business plan for entry into the outlet store distribution channel, the failure to implement the Company’s business plan for increased profitability and growth in the Company’s retail stores and direct-to-consumer segments, the failure to successfully implement the Company’s expansion of Cacique through new store formats, the failure to successfully implement the Company’s integration of operations of, and the business plan for, Crosstown
Traders, Inc., adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from its centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2006 and other Company filings with the Securities and Exchange Commission.  Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

*Management Estimate, Fiscal Year 2007
A Multi-Brand,
Multi-Channel
Retailer
$3 Billion* In Annual
Sales

Our Retail Store Brands

REGALIA
SPRING

HOME

BEDFORD FAIR
lifestyles
Spring style in bloom!
PAY LATER!
UNBEATABLE VALUES!

OUR LARGEST ISSUE EVER

MONTEREY BAY
clothing company
Renew Your Summer Spirit!
Look for Special Values inside!

Lew Magram
Breezin' Along...

Figis
Gifts in Good Taste
Happy Easter!

OLD PUEBLO TRADERS
Spring Fashions

Selected Catalog Titles

We Are Continuing
To Execute On An
Exciting Growth
Strategy, Leveraging
Our Brands Through
Multiple Channels

•
Charming Shoppes’ Plus
Apparel Brands Serve 62% Of
The Adult Female Population
•
The Average Size Of The
American Woman Is 14
•
Plus Apparel Is The Fastest
Growing Apparel Group
Growth Strategy:
Catering To A Growing
Demographic

•
Lane Bryant Holds The #1 Market
Position In Women’s Specialty Plus
Apparel, With Approximately 10%
Share Of The Total Women’s Plus
Apparel Market*
•
Lane Bryant Is Our Most Profitable
Business, With The Highest Sales Per
Square Foot Productivity
*Derived From NPD Group Data
Growth Strategy:
Expanding The Leading
Brand In Plus-Sizes

•
Grow Lane Bryant To 1,000
Stores
•
330 New Cacique Intimate
Apparel Stores
•
Launch Lane Bryant Outlet Chain
–
75 Stores This Month
–
Growing to 150 Stores
•
Lane Bryant Catalog
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

•
Organic Store Growth
–
We Will Grow The Lane Bryant
Brand From 750 Stores To
1,000 Stores
–
Growth Of Our Largest Store
Brand – Lane Bryant –
Contributes To Both Our Top
Line And Operating Margin
Expansion
Growth Strategy:
Bricks  And Mortar

Lane Bryant Stores
1,000
950
900
850
800
750
700
650
600
550
500
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

•
Expand Lane Bryant From 750 To
1,000 Stores*
Organic Store Growth
*Management Estimate

•
Location, Location, Location
–
Our Bricks And Mortar Growth Is
Focused On Strip Centers
–
Real Estate Development Of Strip Based
Centers Are Outpacing Growth In
Traditional Malls
–
With Lower Occupancy Costs And
Comparable Sales Volume, Our
Migration To Strip Centers Contributes
To Operating Margin Expansion
Growth Strategy:
 Bricks  And Mortar

Strip Centers
Mall Centers
1,000
900
800
700
600
500
400
300
200
100
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

•
Migrating Our
Store Locations
To Strip And
Lifestyle
Centers
•
Ultimately,
50%* Of Lane
Bryant Stores
Will Be Located
In Strip And
Lifestyle
Centers
Organic Store Growth
*Management Estimate

•
Grow Lane Bryant To 1,000
Stores
•
330 New Cacique Intimate
Apparel Stores
•
Launch Lane Bryant Outlet Chain
–
75 Stores This Month
–
Growing to 150 Stores
•
Lane Bryant Catalog
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

•
Our New Lane Bryant Store Concept
Is The Cacique Intimate Apparel Store
–
2,000 Square Feet Dedicated To
Intimates, With Its Own Front Entrance
–
Sales Per Square Foot Increases Of
20% - 25%
–
Growth To Approximately 330 Stores
Over The Next 3 – 4 Years
–
Contributes To Both Top Line And
Operating Margin Expansion
Growth Strategy: Cacique®
Intimate Apparel Store

Cacique
2%
Full Line
98%
Full Line
Cacique

Cacique
33%
Full Line
67%
Full Line
Cacique

Current
With 1,000 Store
Goal Accomplished
Increasing Penetration Of   Cacique
Intimate Apparel Stores, Primarily
In Strip Centers

•
Grow Lane Bryant To 1,000
Stores
•
330 New Cacique Intimate
Apparel Stores
•
Launch Lane Bryant Outlet Chain
–
75 Stores This Month
–
Growing to 150 Stores
•
Lane Bryant Catalog
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

•
The Outlet Market For Apparel
–
Approximately $3.5 Billion(1) Annually
In Women’s Apparel
–
Shoppers Will Travel Up To 75 Miles
To Outlet Centers, As Opposed To
An Average Of 10 Miles For Malls(2)
–
Outlets Are Destination Locations,
With 96% Of Outlet Shoppers Making
At Least One Purchase(3)
The Outlet Shopping
Channel
(1) Management Estimate; (2) ICSC; (3) Tanger Outlets market research overview

•
Our Opportunity
–
Lane Bryant Outlet Is The Only “Pure
Play” Women’s Plus Specialist In The
Outlet Channel
•
Entry Into The Outlet Channel
–
Approximately 75 Lane Bryant Outlet
Stores To Open During July 2006
–
Projected Expansion To A Total Of 150
Stores* Over Time
–
Anchored With Product Developed
Exclusively For Outlet
Lane Bryant Outlet™
*Management Estimate

•
Outlet Product Strategy
–
Primarily Updated, Key Items,
Utilizing Our Direct Sourcing Group
–
Top Picks Of Current Fashion
–
Best Sellers From Previous Season
–
Selected National Brands
–
Adding Footwear, Social Occasion
Lane Bryant Outlet™

•
Lane Bryant Outlet Stores Are
Expected To Operate At Revenue
And Operating Margin Levels That
Meet Or Exceed* Those Of Lane
Bryant's Average Retail Store
Units
•
Contributes To Both Top Line And
Operating Margin Expansion
Lane Bryant Outlet™
*Management Estimate

•
Grow Lane Bryant To 1,000
Stores
•
330 New Cacique Intimate
Apparel Stores
•
Launch Lane Bryant Outlet Chain
–
75 Stores This Month
–
Growing to 150 Stores
•
Lane Bryant Catalog
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

WE'VE GOT IT!
Comfort, Fit & Value for sizes 12W to 44W
LANE BRYANT
transition 2006
Shop online.
Order online.

The Lane Bryant
Catalog, Operated By
Redcats USA, Today
Produces Annual
Revenues Of More
Than $300 Million*
And Is America’s
Largest Plus Apparel
Catalog
The Lane Bryant Catalog
* Charming Shoppes’ Management Estimate
Lane Bryant Catalog Owned And
Operated by Redcats USA

WE'VE GOT IT!
Comfort, Fit & Value for sizes 12W to 44W
LANE BRYANT

The Reversion Of
The Trademark
For The
Lane Bryant
Catalog Occurs In  October 2007
The Lane Bryant Catalog
Lane Bryant Catalog Owned And
Operated by Redcats USA

•
Our Plans Are To Launch The Lane Bryant
Catalog In October 2007
•
Successful Catalog Companies Produce An
Operating Margin In The 8% - 12% Range
•
We Further Leverage The Operations And
Infrastructure Of Crosstown Traders, Which
Already Performs With An Operating Margin
In Line With Successful Operators
•
Contributes To Both Top Line And
Operating Margin Expansion
Growth Strategy:
LaneBryant Catalog

Growth Strategy:
Summary

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Year 1
Year 2
Year 3

Single Channel
Customer
e-Com First Customers
Are Worth Almost
3x More Than A Single
Channel Shopper
Retail First Customers
Are Worth 4x More
Than A Single Channel
Shopper After 3 Years
*Source: Forrester Research (WSJ 09/03/04) and Charming Shoppes Research
Multi-channel Customers
Have A Higher Annual Spend
Than Single-channel Customers

Charming Shoppes:
A Multi-Brand,
Multi-Channel Growth
Retailer
Our Goal Is To Grow To
$4 Billion In Annual Sales
Over The Next Three Four Years

Catalog 14%
Outlet 2%
LB Stores 35%
Ecommerce 3%
CA Stores 11%
FB Stores 35%

Outlet 4%
Catalog 20%
LB Stores 35%
Ecommerce 5%
CA Stores 10%
FB Stores 26%

$3 Billion*
$4 Billion*
*Management Estimates
Lane Bryant Brand Contributing More Than
40% Of Total Revenues
Revenue Growth Is Focused On
Our Highest Operating Margin
Businesses

OUTLETS
CATALOG
$4 Billion
$150 Million
$800 Million
MULTI-BRAND
MULTI-CHANNEL RETAILER
BRICKS &
MORTAR
$2.9 Billion
E-COMMERCE
$200 Million
Our Three To Four
Year Financial
Plans Include:

Financial Review

($ in millions)	FY 2006	% of sales	FY 2005	% of sales
Sales	$2,755.7	100%	$2,334.7	100%
Gross Profit	$844.5	30.6%	$692.1	29.6%
SG&A	$683.2	24.8%	$577.3	24.7%
Pre-Tax Income	$152.4	5.5%	$101.7	4.4%
Net Income	$99.4	3.6%	$64.5	2.8%
Net Income Per Share	$0.76		$0.52	
Shares	137.1 million		133.2 million

•
Highlights:
•
18% Revenue Growth
•
         Improvement in Gross Profit Margin And Pre-Tax Margin
•
54% Net Income Growth, Following 70% Growth In The Prior Year
Year Over Year Financial
Performance
(Fiscal Years Ended January 28, 2006 and January 29, 2005)

($ in millions)	FY 2007	% of sales	FY 2006	% of sales
Sales	$734.9	100%	$603.4	100%
Gross Profit	$235.6	32.1%	$199.4	33.1%
SG&A	$183.2	24.9%	$150.9	25.0%
Pre-Tax Income	$49.8	6.8%	$47.4	7.9%
Net Income	$32.1	4.4%	$30.0	5.0%
Net Income Per Share	$0.24		$0.23	
Shares	139.4 million		135.7 million

•
•
22% Revenue Growth, With 1% Same Store Sales Increase
•
Improvement In Gross Margin And Merchandise Margin For Retail
Stores Segment
•
7% Improvement In Net Income
1st Quarter Financial Performance
(Fiscal Quarters Ended April 29, 2006 and April 30, 2005)

* Management Estimate
FY 2007 Projected Financial Plan*
(Fiscal Year Ending February 3, 2007)
•
Record Net Income In The 1st Quarter
•
Leveraging The Lane Bryant Brand Through:
•
Development And Launch Of Lane Bryant Outlet
•
1st Half Includes Pre-opening Operating Expenses Of
  Approximately $8.5 Million Pretax ($5.4 Million After Tax
  Or $0.04 Per Diluted Share)
•
Accelerated Growth Of Lane Bryant Stores
•
Developing The Launch Of The Lane Bryant Catalog
For Late 2007
•
Year Over Year Earnings Growth Planned
•
Continuing Operating Improvement At Lane Bryant
•
Accelerated Store Growth At Lane Bryant, With New
Cacique Intimate Apparel Store Format
•
Lane Bryant Outlet Attains Profitability In 3rd Quarter

* Management Estimates
FY 2007 Projected Financial Plan*
(Fiscal Year Ending February 3, 2007)
•
Revenue Growth Of 11% - 13%,
           To $3.0 - $3.1 Billion
•
Gross Margin Of 29.0% - 29.5%
•
Continued Merchandise Margin
Expansion In The Retail Brands
•
SG&A Ratio Of 23.5% - 24.0%
•
EPS Growth Of 10% - 12%,
                   To $0.81 - $0.83
•
Includes Pre-Opening Expenses For The
Outlet Division Of Approximately $0.04 Per
Diluted Share

*Please Refer To http://www.charmingshoppes.com/investors/earnings/index.aspFor A
Reconciliation Of GAAP To Non-GAAP Financial Measures.
(e) Management Estimate
FY 2007 Projected Financial
Metrics(e)
(Fiscal Year Ending February 3, 2007)
•
Capital Expenditures Of Approximately
$140 - $150 Million(e) $115 Million Last Year
•
Approximately 160 New Stores,
Including 75 - 80 Outlets
•
Free Cash Flow* Of Approximately
  $60 Million(e)
•
Depreciation And Amortization Of
    $95 - $100 Million(e)

•
Highlights:
•
$100 Million In Cash Utilized For The Purchase Of Crosstown
Traders During FY 2006
•
Additional Debt Of $110 Million Associated With Purchase Of
Crosstown Traders During FY 2006
Selected Balance Sheet Data
($ in Millions)             4/29/06       1/28/06         4/30/05
Cash and              $167            $150                       $276
Investments
Long Term Debt            $203            $207              $200

Total Assets                $1,649         $1,567           $1,385

*Management Estimates
Summary*
•
Based On Our Growth Opportunities And
Building On Our Multi-Channel Strategy, Our
Three To Four Year Financial Plans Include:
–
CAGRs In The Low-Teens For Net Sales
–
CAGRs In The Mid-Teens For Net Income
–
EBIT Margins In The 7% - 8% Range, On The
Higher Revenue Base
•
Operating Margin Expansion On A Growing
Top Line
•
Maintain Strong Liquidity From Internally
Generated Free Cash Flow and Available
Bank Credit Line

CIBC World Markets
  6th Annual Consumer
Growth Conference
July 11, 2006